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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): JANUARY 28, 2002



                             UCAR INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                   1-13888                 06-1385548
        (State or Other        (Commission File Number)   (I.R.S. Employee
Jurisdiction of Incorporation)                          Identification Number)



    BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301, WILMINGTON, DELAWARE 19803
          (Address of Principal Executive Offices, Including Zip Code)



               Registrant's telephone number, including area code:
                                  302-778-8227




             3102 WEST END AVENUE, SUITE 1100, NASHVILLE, TENNESSEE (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS.

                  The Registrant hereby incorporates by reference the contents of the press release of the Registrant dated January 28, 2002, filed herewith as Exhibit 99.1.


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)      Exhibits.

                    99.1 Press Release of UCAR International Inc. dated January 28, 2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          UCAR INTERNATIONAL INC.



Date: January 28, 2002                    By:     /s/ Corrado F. De Gasperis
                                                --------------------------------
                                                Corrado F. De Gasperis
                                                Vice President, Chief Financial
                                                Officer and Chief Information
                                                Officer


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                                  EXHIBIT INDEX

                    99.1 Press Release of UCAR International Inc. dated January 28, 2002.